SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  November 12, 2004


                             HPL TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

  Delaware                        000-32967                           77-0550714
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(State of Incorporation    (Commission File Number)            (I.R.S. Employer
 or Organization)                                            Identification No.)

2033 Gateway Place, Suite 400, San Jose, California                95110
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(Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code:           (408) 437-1466
                                                    ----------------------------



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit           Description

99.1              Press release, dated November 12, 2004.

Item 12.  Results of Operation and Financial Condition

         On November 12, 2004, HPL Technologies, Inc. (the "Company") announced its results for the second quarter ended September 30, 2004. A copy of the Company's press release, dated November 12, 2004, is attached hereto as Exhibit 99.1.

                                      * * *

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     HPL TECHNOLOGIES, INC.


Date:  November 12, 2004       By:  /s/ Michael P. Scarpelli
                               -------------------------------------------------
                               Michael P. Scarpelli
                               Chief Financial Officer and Senior Vice President

                                  Exhibit Index


Exhibit  Description
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99.1     Press release, dated November 12, 2004

                                                                  Exhibit 99.1


              HPL TECHNOLOGIES, INC. REPORTS FINANCIAL RESULTS FOR
                          SECOND QUARTER OF FISCAL 2005


SAN JOSE, CA, November 12, 2004 - HPL Technologies, Inc. (OTC:HPLA.PK), a provider of yield optimization software solutions for the semiconductor and flat-panel display industries, today announced financial results for the second quarter ended September 30, 2004.

Summary of Financial Results for the Second Fiscal Quarter

HPL reported revenues of $1.8 million and a net loss of $3.3 million, or $0.10 per share basic and diluted for the three months ended September 30, 2004, compared with revenues of $3.3 million and a net loss of $3.4 million, or $0.11 per share basic and diluted for the same quarter a year ago.

At September 30, 2004, the Company had approximately $7.0 million in cash, cash equivalents, and short-term investments.


About HPL Technologies

HPL Technologies, Inc. is a provider of yield optimization solutions for the semiconductor and flat panel display industries. HPL offers a comprehensive portfolio of products and services including: silicon-proven intellectual property (IP), highly flexible data analysis platforms, factory floor systems and professional services.

HPL solutions have enabled companies to significantly improve yield by accelerating the process by which they identify, characterize and eliminate sources of failure throughout the entire product lifecycle. This is why a majority of the world's top twenty-five semiconductor and flat-panel manufacturers use HPL yield optimization solutions.

Except for statements of historical fact, the statements in this press release are forward-looking statements. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors and other risks inherent in our business are described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 14, 2004 and in subsequent Quarterly Reports on Form 10-Q. Actual results may vary materially. The Company undertakes no obligation to update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                             HPL Technologies, Inc.
                 Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                   (unaudited)

                                            Three months ended          Six months ended
                                              September 30,              September 30,
                                          ----------------------   --------------------------
                                             2004        2003          2004          2003
                                          ---------- -----------   ------------ -------------

Revenues:
  Software licenses                        $    294   $   1,876     $    1,652   $     2,017
  Consulting services, maintenance and other  1,496       1,408          3,299         3,339
                                          ---------- -----------   ------------ -------------
Total revenues                                1,790       3,284          4,951         5,356
                                          ---------- -----------   ------------ -------------
Cost of revenues:
  Software licenses                               3           -             64             3
  Consulting services, maintenance and other    758         947          1,477         1,766
                                          ---------- -----------   ------------ -------------
Total cost of revenues                          761         947          1,541         1,769
                                          ---------- -----------   ------------ -------------
Gross profit                                  1,029       2,337          3,410         3,587
                                          ---------- -----------   ------------ -------------

Operating expenses:
  Research and development (1)                1,727       1,546          3,317         3,382
  Sales, general and administrative (1)       2,250       3,917          4,326         8,301
  Legal settlement charges                        -           -          1,200             -
  Stock-based compensation                       12          22             23           128
  Amortization of intangible assets             332         332            664           664
                                          ---------- -----------   ------------ -------------
    Total operating expenses                  4,321       5,817          9,530        12,475
                                          ---------- -----------   ------------ -------------
Loss from operations                         (3,292)     (3,480)        (6,120)       (8,888)
Interest income (expense) and other, net         34          47             92            96
                                          ---------- -----------   ------------ -------------
Net loss before income taxes                 (3,258)     (3,433)        (6,028)       (8,792)
Provision for income taxes                        4           5           (145)           12
                                          ---------- -----------   ------------ -------------
Net loss                                   $ (3,262)  $  (3,438)    $   (5,883)  $    (8,804)
                                          ========== ===========   ============ =============
Net loss per share-basic and diluted       $  (0.10)  $   (0.11)    $    (0.19)  $     (0.28)
                                          ========== ===========   ============ =============

Shares used in per share
calculations-basic and diluted               31,275      31,222         31,275        31,017
                                          ========== ===========   ============ =============

(1) Excludes the following stock-based compensation charges:

  Research and development                 $      4   $     (24)    $        6   $        22
  Sales, general and administrative               8          46             17           106
                                          ---------- -----------   ------------ -------------
                                           $     12   $      22     $       23   $       128
                                          ========== ===========   ============ =============

                             HPL Technologies, Inc.
                           Consolidated Balance Sheet
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                                                         September 30,
                                                                                             2004
                                                                                   -------------------------
ASSETS
Current assets:
  Cash and cash equivalents                                                        $                  2,570
  Short-term investments                                                                              4,465
  Accounts receivable, net of allowances of $100 and $100, respectively                               1,063
  Unbilled accounts receivable                                                                           64
  Prepaid expenses and other current assets                                                             653
                                                                                   -------------------------
Total current assets                                                                                  8,815
Property and equipment, net                                                                           1,166
Goodwill                                                                                             27,754
Other intangible assets, net                                                                            517
Other assets                                                                                            434
                                                                                   -------------------------
Total assets                                                                       $                 38,686
                                                                                   =========================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                                 $                  1,508
  Accrued liabilities                                                                                 6,344
  Deferred revenue                                                                                    1,409
  Capital lease obligations-current portion                                                              43
                                                                                   -------------------------
Total current liabilities                                                                             9,304
Capital lease obligations-net of current portion                                                         23
Legal settlement liability                                                                            9,100
Other liabilities                                                                                       106
                                                                                   -------------------------
Total liabilities                                                                                    18,533
                                                                                   -------------------------

Contingencies and Commitments
Stockholders' equity :
  Common stock, $0.001 par value; 75,000 shares authorized;
  31,275 shares issued and outstanding at September 30, 2004 and March 31, 2004                          32
  Additional paid-in capital                                                                        124,155
  Deferred stock-based compensation                                                                     (56)
  Accumulated deficit                                                                              (103,931)
  Accumulated other comprehensive loss                                                                  (47)
                                                                                   -------------------------
    Total stockholders' equity                                                                       20,153
                                                                                   -------------------------
Total liabilities and stockholders' equity                                         $                 38,686
                                                                                   =========================